SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 – SUBSEQUENT EVENTS

As previously disclosed in Note 13 above, in October 2025, the Company settled the outstanding litigation with the ex-employee. In connection with the settlement, Autotelic paid $162,500, for a complete release of claims, on behalf of the Company. The Company has recorded such payment as a debt from Autotelic.

In October 2025, the Company partially converted approximately $44,000 of their debt, including accrued interest, and fee of approximately $2,000 under the Fourth Man Note. In connection with the conversion, the Company issued 663,608 shares of its Common Stock to Fourth Man.

In November 2025, the Company partially converted approximately $45,000 of their debt, including accrued interest, and fee of approximately $2,000 under the Fourth Man Note. In connection with the conversion, the Company issued 668,748 shares of its Common Stock to Fourth Man.

On November 17, 2025, the Company entered into a restricted stock agreement with Dr. Trieu, our CEO and a related party, to provide incentive compensation for his extra-ordinary efforts and time to raise capital and successful achievement of certain milestones.  The restricted stock agreement provides for a grant of up to 24,387.516 shares of our unissued Series A Convertible Preferred Stock, par value $0.01 (“Preferred Stock”), subject to achievement of certain milestones, namely (1) on the signing July 2025 Mast Note – 4,065 shares of Preferred Stock: (2) the Company achieving a market capitalization exceeding $100 million on any single trading day’s close – 8,131 shares of Preferred Stock; (3) the Company achieving a cumulative increase of at least $10 million in shareholder equity from the start of engagement (as reported in SEC filings ) - 8,131,000 shares of Preferred Stock; and (4) a successful uplisting to a U.S. national exchange, with at least one full day of trading- 4,062.516 Shares of Preferred Stock.   Each share of Preferred Stock is convertible into 1,000 shares of the Company’s Common Stock, and votes with the Common Stock on an as converted basis.  The Board of Directors has approved the entry into the restricted stock agreement, a copy of which is being filed as an exhibit to this report.

On November 13, the Board approved a grant of 1,818,182 shares of our Common Stock to Out the Box Capital, Inc. (“OTB”) in lieu of certain marketing services at a cost of $200,000. Such shares will be issued as unregistered shares.

NOTE 15 – SUBSEQUENT EVENTS

In March 2025, the Company announced of successfully completing a Phase 1 clinical trial evaluating OT-101, in combination with IL-2 for advanced or metastatic solid tumors, on behalf of the JV. These results set the stage for new studies that combine OT-101, an antisense therapeutic targeting Transforming Growth Factor Beta 2 (TGFβ2), with checkpoint inhibitors (“CKIs”) and recombinant IL-2 (aldesleukin) (“IL-2”). The Phase 1 trial (ClinicalTrials.gov ID: NCT04862767) investigated the safety and tolerability of OT-101 in combination with recombinant IL-2 in patients with advanced or metastatic solid tumors. The combination showed a tolerable safety profile at the planned dosing schedule, with no unexpected safety signals identified. Based on the favorable safety data, the JV, through the Company, plans to advance OT-101 plus IL-2 into further clinical studies, exploring synergies with CKIs such as PD-1 blockers.